Contingent assets/liabilities	6 Months Ended
Dec. 31, 2023
Contingent assets/liabilities [Abstract]
Contingent assets/liabilities
Note 19. Contingent assets/liabilities

The Company entered an option agreement to purchase Rhyolite Ridge from Boundary Peak Minerals LLC on 3 June 2016. The Company has made 4 progress payments to Boundary Peak under the agreement. A final payment will fall due following the board of directors making a ‘decision to mine’ the Rhyolite Ridge property. Once this decision is made, the Company is required under the terms of the contract to either:

●	Pay Boundary Peak LLC USD $3 million, or
●	Issue shares (or a mix of both shares and cash) to Boundary Peak LLC, to the equivalent of USD $3 million at a fixed exchange rate of USD $0.75 = AUD $1.00.

At the date of this report the decision to mine has not yet been made by the Company.

There are no other known contingent liabilities as at 31 December 2023.